                                                                    EXHIBIT 23.7


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-94121) of our report dated February 28, 2003 appearing on page 47 of Post Properties, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.


/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
March 24, 2003